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                                                                   EXHIBIT 32(i)
CLARCOR INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      We hereby certify that the accompanying Report of CLARCOR Inc. on Form 10-Q for the three months ended February 26, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of CLARCOR Inc.

March 17, 2005                        By          /s/ Norman E. Johnson
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   (Date)                                           Norman E.Johnson
                                          Chairman of the Board, President and
                                                 Chief Executive Officer

March 17, 2005                        By           /s/ Bruce A. Klein
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   (Date)                                            Bruce A. Klein
                                           Vice President - Finance and Chief
                                                    Financial Officer